Exhibit 24.1

POWERS OF ATTORNEY

          Each person whose signature appears below constitutes and appoints Richard J. Gavegnano, Robert F. Verdonck, Leonard V. Siuda and Philip F. Freehan, as the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to sign any or all amendments to the Registration Statement on Form S-1 by Meridian Interstate Bancorp, Inc. and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Powers of Attorney prepared in conjunction with the Registration Statement on Form S-1 have been duly signed by the following persons in the capacities and on the dates indicated.

NAME	DATE

/s/ Richard J. Gavegnano
September 28, 2007
Richard J. Gavegnano
Chairman of the Board and
Chief Executive Officer
(principal executive officer)
Meridian Interstate Bancorp, Inc.

Chairman of the Board
(principal executive officer)
East Boston Savings Bank

/s/ Leonard V. Siuda
September 28, 2007
Leonard V. Siuda
Chief Financial Officer and Treasurer
(principal accounting and financial officer)
Meridian Interstate Bancorp, Inc.

Chief Financial Officer and Treasurer
(principal accounting and financial officer)
East Boston Savings Bank

/s/ Robert F. Verdonck
September 28, 2007
Robert F. Verdonck
President and Director
Meridian Interstate Bancorp, Inc.

President, Chief Executive Officer and Director
East Boston Savings Bank

/s/ Philip F. Freehan
September 28, 2007
Philip F. Freehan
Executive Vice President and Director
Meridian Interstate Bancorp, Inc.

Executive Vice President and Director
East Boston Savings Bank

/s/ Vincent D. Basile
September 28, 2007
Vincent D. Basile
Director
Meridian Interstate Bancorp, Inc.

Director
East Boston Savings Bank

/s/ James P. DelRossi
September 28, 2007
James P. DelRossi
Director
Meridian Interstate Bancorp, Inc.

Director
East Boston Savings Bank

/s/ Anna R. DiMaria
September 28, 2007
Anna R. DiMaria
Director
Meridian Interstate Bancorp, Inc.

Director
East Boston Savings Bank

/s/ Domenic A. Gambardella
September 28, 2007
Domenic A. Gambardella
Director
Meridian Interstate Bancorp, Inc.

Director
East Boston Savings Bank

/s/ Edward L. Lynch
September 28, 2007
Edward L. Lynch
Director
Meridian Interstate Bancorp, Inc.

Director
East Boston Savings Bank

/s/ Gregory F. Natalucci
September 28, 2007
Gregory F. Natalucci
Director
Meridian Interstate Bancorp, Inc.

Director
East Boston Savings Bank

/s/ James G. Sartori
September 28, 2007
James G. Sartori
Director
Meridian Interstate Bancorp, Inc.

Director
East Boston Savings Bank

/s/ Paul T. Sullivan
September 28, 2007
Paul T. Sullivan
Director
Meridian Interstate Bancorp, Inc.

Director
East Boston Savings Bank